Exhibit 99.1
-MORE-
Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS REPORTS RESULTS
FOR FOURTH QUARTER AND FISCAL YEAR 2023
ANNOUNCES QUARTERLY CASH DIVIDEND OF $0.76 PER SHARE
RIDGELAND, Miss. (July 25,

2023) - Cal-Maine Foods,

Inc. (NASDAQ: CALM) (“Cal-Maine

Foods” or the
“Company”), the

largest producer and

distributor of

fresh shell

eggs in

the United

States, today reported
results for the fourth

quarter of fiscal 2023

(fourteen weeks) and fiscal

year 2023 (fifty-three weeks)

ended
June 3, 2023. The

fourth quarter of fiscal

2022 was a thirteen-week

period and fiscal year

2022 was a fifty-
two week period.

Fourth Quarter and Fiscal Year 2023 Highlights
●
Quarterly net sales of $688.7 million, driven by increased sales volumes

●
Quarterly net income of $110.9 million, or $2.28 per basic and $2.27 per diluted common share
●
Fiscal year net sales of $3.1 billion and net income of $758.0 million
●
Cash dividend of $37.1 million, or $0.76 per share, pursuant to the Company’s established
dividend policy
Overview
Sherman Miller, president and chief executive officer

of Cal-Maine Foods, Inc. stated, “Our

fourth
quarter performance marked

a solid finish

to a strong fiscal

year for Cal-Maine

Foods. Our results

for fiscal
2023

reflect

the

extreme

market

conditions

we

faced,

with

significantly

higher

average

selling

prices
compared

with

the

prior-year

period,

primarily

due

to

the

highly

pathogenic

avian

influenza

(“HPAI”)
outbreak and higher grain and

other input costs. Prices

in the fourth quarter have

decreased significantly
from the fiscal

year’s highest levels

as the egg

industry begins to

recover from the

effects of HPAI.

At the
same time,

strong consumer

demand for

shell eggs

supported higher

sales for

the fourth

quarter, which
included the busy Easter holiday season.
“Our operations continued

to run well

in the fourth

quarter despite a

challenging environment with
inflationary

pressures

affecting

our

feed

and

other

production

costs.

Cal-Maine

Foods

has

a

proven
operating

model

that

has

sustained

our

business

throughout

various

economic

cycles,

and

we

remain
focused on

managing the

aspects of

our business

that we

can control.

The added

challenges of

the HPAI
outbreak have

adversely affected

the overall

egg supply,

and we

have continued

to navigate

through the
related

disruptions to

meet the

needs of

our

valued

customers. Cal-Maine

Foods has

robust biosecurity
measures in

place across

our operations,

and we

continue to

invest in

additional resources

necessary to
reduce risk.

We commend

our dedicated

managers and

employees across

our operations

who have

followed
strict protocols and efficiently managed our operations under difficult conditions.”
Sales Performance & Operating Highlights
Max Bowman, vice president and chief financial

officer of Cal-Maine Foods, added, “For the fourth
quarter of fiscal

2023, our net

sales were $688.7

million compared with

$593.0 million for

the same period
last

year.

Our

top

line

growth

was

driven

by

higher

average

selling

price

for

specialty

eggs

as

well

as
increased sales

volumes of

both conventional

and specialty

eggs, due

in part

to having

14 weeks

in the

fourth
quarter of fiscal 2023 compared with 13 weeks in the prior-year period. Net income for the fourth quarter

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2023 Results

July 25,

2023
-MORE-
of fiscal 2023

was $110.9 million, or

$2.27 per diluted share,

compared with $110.0 million,

or $2.25 per
diluted share, for the fourth quarter of fiscal 2022.
“For

fiscal

2023,

net

sales

were

$3.1

billion

compared

with

$1.8

billion

for

fiscal

2022,

and

net
income was

$758.0 million,

or $15.52

per diluted

share, compared

with net

income of

$132.7 million,

or
$2.72

per

diluted

share.

These

results

reflect

the

impact

of

the

HPAI

outbreak

throughout

fiscal

2023,
which began

in February

2022 and

caused higher

prices for

shell eggs

due to

the reduced

egg supply.

In
addition, our

specialty egg

net average

selling price

also increased

in response

to rising

feed and

other input
costs.
“Conventional egg

net average

selling price

per dozen

was $2.038

for the

fourth quarter

of fiscal
2023 compared with $2.108 the prior-year quarter and $2.739 for fiscal 2023. However, conventional egg selling prices declined significantly during

the latter part of the

fourth quarter of fiscal 2023.

Net average
selling price

for specialty

eggs rose

to $2.499

per dozen,

compared with

$2.015 per

dozen for

the fourth
quarter of fiscal 2022 and $2.403 for fiscal 2023. Specialty dozens sold were 34.6% of total dozens sold in the fourth quarter of fiscal 2023 compared with 34.0% in the prior-year period.

“We reported

operating income

of $136.2

million for

the fourth

quarter of

fiscal 2023,

compared
with

$145.7

million

for

the

prior

year

quarter,

and

operating

income

of

$967.7

million

for

fiscal

2023
compared with $143.5

million for fiscal

2022. We remained

focused on disciplined

cost management as

we
continued to

incur higher

costs across

various inputs

including feed,

labor, packaging,

and distribution.
Overall,

fourth

quarter

farm

production

costs

per

dozen

increased

9.9%

compared

with

the

prior-year
quarter, primarily

tied to

higher flock

amortization and

facility costs.

For fiscal

2023, farm

production costs
per

dozen

increased

16.1%

compared

with

fiscal

2022,

primarily

tied

to

higher

feed,

facility,

and

flock
amortization costs. For the fourth

quarter of fiscal 2023, feed

costs per dozen were $0.671,

a 4.7% increase
compared

with

the

fourth

quarter

of

fiscal

2022.

For

fiscal

2023, feed

costs

per

dozen

were

$0.676, an
18.4% increase

compared with

fiscal 2022.

Supplies of

corn and

soybean remained

tight relative

to demand,
as evidenced

by a

low stock-to-use

ratio for

corn, due

to weather-related

shortfalls in

production and

yields,
ongoing

supply-chain

disruptions

and

the

Russia-Ukraine

war

and

its

impact

on

the

export

markets.”
added Bowman.

14 Weeks Ended
June 3, 2023
13 Weeks Ended
May 28, 2022
53 Weeks Ended
June 3, 2023
52 Weeks Ended
May 28, 2022
Dozen Eggs Sold (000) 296,554 271,961 1,147,373 1,083,789
Conventional Dozen Eggs Sold (000) 194,031 179,396 749,076 747,914
Specialty Dozen Eggs Sold (000) 102,523 92,565 398,297 335,875
Dozen Eggs Produced (000) 276,354 264,650 1,058,540 1,022,327
% Specialty Sales (dozen) 34.6% 34.0% 34.7% 31.0%
% Specialty Sales (dollars) 39.1% 32.9% 31.6% 37.8%
Net Average Selling Price (per dozen) $ 2.197 $ 2.076 $ 2.622 $ 1.579
Net Average Selling Price Conventional
Eggs (per dozen) $ 2.038 $ 2.108 $ 2.739 $ 1.420
Net Average Selling Price Specialty
Eggs (per dozen) $ 2.499 $ 2.015 $ 2.403 $ 1.932
Feed Cost (per dozen) $ 0.671 $ 0.641 $ 0.676 $ 0.571
Product Mix & Cage-Free Eggs
An important focus of Cal-Maine’s growth strategy is the expansion of its cage-free egg production capacity

in

line

with

expected

demand.

As

previously

reported,

a

significant

number

of

the

Company’s
customers have

announced goals

to offer

cage-free eggs

exclusively on

or before

2026, subject

in most

cases
to availability

of supply, affordability,

and consumer demand,

among other

contingencies. Some of

these
customers have

recently changed

those goals

to offer

70% cage-free

eggs by

the end

of 2030.

Cal-Maine

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2023 Results

July 25,

2023
-MORE-
Foods continually strives

to engage

with customers to

help them

meet their

expected cage-free timelines
and goals.

Cal-Maine Foods

has made

significant investments

in its

production and

distribution capabilities
as sales of

cage-free eggs continue

to increase and

account for a

larger share of

the Company’s product

mix.
Cage-free egg sales comprised 26.2% and 20.1% of total net

shell egg sales for the fourth quarter and fiscal
year 2023, respectively.
Table Egg Supply Outlook
The current

HPAI outbreak

has had

a significant

impact, lasting

twice as

long as

the prior

2014-
2015 outbreak

and affecting

a larger

number of

hens in

the U.S.

Approximately 43.3 million

commercial
layer

hens

and

1.0

million

pullets

have

been

depopulated

due

to

HPAI,

leading

to

higher

prices

for
conventional shell eggs beginning in the

fourth quarter of fiscal 2022 and

continuing into the first part of
the fourth quarter of

fiscal 2023. Though the

virus is still

present in the wild

bird population, HPAI

has not
been detected in a commercial egg-laying flock since December 2022. While it is evident the industry and
USDA have devoted significant resources to attempt to prevent future outbreaks, no farm is immune, and
the focus is now on the fall migration season.

Layer hen numbers reported by the USDA as

of July 1, 2023, were 317.4 million, which

represents
an increase

of 5.6%

compared with

the layer

hen inventory

a year

ago. The

USDA also

reported that

the
hatch

from

February

2023

through

June

2023

increased

2.1%

as

compared

with

the

prior-year

period,
indicating that layer flocks may continue to increase in the future.

In calendar year 2022, per capita U.S.

consumption was estimated to be 279

eggs. According to the
USDA, the

decline in

consumption was

primarily due

to limited

availability caused

by the

outbreak of

HPAI.
As of July 18, 2023,

the USDA projects that

the per capita consumption

will increase in calendar

year 2023
and 2024 to 282.6 and 292.7, respectively.
Looking Ahead
Miller

added,

“We

are

proud

of

our

performance

over

the

past

year

as

we

demonstrated

solid
execution of our organic growth

strategy in a dynamic market

environment. Despite ongoing uncertainties
related to HPAI and other macroeconomic concerns, we remained focused on managing our operations as efficiently and safely

as possible. We

have continued to

deliver against our

key performance metrics,

and
we commend the work

of our managers and

employees for their dedication and

continued support of our
valued

customers. Across

our

operations,

we

have

a

shared

commitment to

our

mission

to

be

the

most
reliable and sustainable

producer of fresh shell

eggs and egg products.

While egg prices

were higher during
most of fiscal 2023 due primarily to the impact of HPAI and higher grain and other input costs, they have
returned to pricing

levels more in

line with historic

norms.

Moving forward, we

believe that the

demand
for affordable

food choices

will continue

to grow.

As the

largest producer

and distributor

of fresh

shell eggs,
we are well positioned to support this

need in more communities.

Eggs offer a great nutritional value

with
high quality

protein and essential

vitamins and minerals

for healthy

living such

as choline, vitamin

B12 and
iodine. Cal-Maine Foods’ proven operating model and differentiated product mix continue to support our
ability to

meet changing

customer demand

and extend

our market

reach. Importantly,

we have

the financial
strength

to

support

our

growth

strategy,

which

includes

acquisitions

and

organic

growth,

and

we

look
forward to the opportunities ahead for Cal-Maine Foods in fiscal 2024.”

Dividend Payment
For the

fourth quarter

of fiscal

2023, Cal-Maine

Foods will

pay a

cash dividend

of approximately
$0.76 per

share to

holders of

its common

and Class

A common

stock. Pursuant

to Cal-Maine

Foods’ variable
dividend

policy,

for

each

quarter

in

which

the

Company

reports

net

income,

the

Company

pays

a

cash
dividend to

shareholders in an

amount equal

to one-third

of such

quarterly income.

Following a

quarter
for which the

Company does not

report net income,

the Company will

not pay a

dividend with

respect to
that quarter or

for a subsequent

profitable quarter until

the Company is

profitable on

a cumulative basis

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2023 Results

July 25,

2023
-MORE-
computed from

the date

of the

most recent

quarter for

which a

dividend was

paid. The

amount paid

per
share will vary based on the number

of outstanding shares on the record date. The

dividend is payable on
August 22, 2023, to holders of record on August 7, 2023.
About Cal-Maine Foods
Cal-Maine Foods, Inc.

is primarily engaged

in the production,

grading, packaging, marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised and nutritionally enhanced eggs.

The Company, which is

headquartered in Ridgeland, Mississippi,
is the largest

producer and distributor of

fresh shell eggs in

the United States and

sells the majority of

its
shell

eggs

in

states across

the southwestern,

southeastern, mid-western

and mid-Atlantic

regions of

the
United States.
Forward Looking Statements
Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that term

is defined in the

Private Securities Litigation Reform

Act of 1995.

The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections

regarding

our

company

and

our

industry.

These

statements

are

not

guarantees

of

future
performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict
and may be

beyond our

control. The

factors that could

cause actual results

to differ materially

from those
projected in

the

forward-looking statements

include, among

others, (i)

the

risk factors

set forth

in the
Company’s SEC

filings (including

its Annual

Reports on

Form 10-K, Quarterly

Reports on

Form 10-Q

and
Current Reports

on Form

8-K),

(ii) the

risks and

hazards inherent

in the

shell egg

business (including
disease, pests, weather

conditions and potential

for recall),

including but not

limited to the

most recent
outbreak of highly pathogenic avian influenza affecting poultry in the

U.S., Canada and other countries
that was first detected in commercial flocks in the

U.S. in February 2022, (iii) changes in the demand

for
and market prices of shell eggs and

feed costs, (iv) our ability to predict and

meet demand for cage-free
and other specialty eggs,

(v) risks, changes or obligations

that could result from

our future acquisition of
new

flocks

or

businesses

and

risks

or

changes

that

may

cause

conditions

to

completing

a

pending
acquisition not to be

met, (vi) risks

relating to increased costs,

rising inflation and interest rates,

which
began in response to

market conditions caused in

part by the

COVID-19 pandemic and which generally
have been exacerbated

by the Russia-Ukraine

war that

began in February

2022, (vii) our

ability to

retain
existing

customers,

acquire

new

customers

and

grow

our

product

mix,

and

(viii)

adverse

results

in
pending

litigation

matters

.

SEC

filings

may

be

obtained

from

the

SEC

or

the

Company’s

website
,
www.calmainefoods.com.

Readers

are

cautioned

not

to

place

undue

reliance

on

forward-looking
statements because,

while we

believe the

assumptions on

which the

forward-looking

statements are

based
are

reasonable,

there

can

be

no

assurance

that

these

forward-looking

statements

will

prove

to

be
accurate.

Further, the

forward-looking statements

included herein

are

only

made

as

of

the

respective
dates

thereof,

or

if

no

date

is

stated,

as

of

the

date

hereof.

Except

as

otherwise

required

by

law,

we
disclaim

any

intent

or

obligation

to

publicly

update

these

forward-looking

statements,

whether

as

a
result of new information, future events or otherwise.

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2023 Results

July 25,

2023
-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)
SUMMARY STATEMENTS OF INCOME
14 Weeks Ended
June 3, 2023
13 Weeks Ended
May 28, 2022
53 Weeks Ended
June 3, 2023
52 Weeks Ended
May 28, 2022
Net sales $ 688,680 $ 592,964 $ 3,146,217 $ 1,777,159
Cost of sales 490,588 397,879 1,949,760 1,440,100
Gross profit 198,092 195,085 1,196,457 337,059
Selling, general and administrative 62,159 51,640 232,207 198,631
Insurance recoveries (125) (2,267) (3,345) (5,492)
(Gain) loss on disposal of fixed assets (167) 13 (131) 383
Operating income 136,225 145,699 967,726 143,537
Other income, net 9,690 664 30,824 22,478
Income before income taxes 145,915 146,363 998,550 166,015
Income tax expense 35,380 36,495 241,818 33,574
Net income 110,535 109,868 756,732 132,441
Less: Loss attributable to noncontrolling
interest (396) (118) (1,292) (209)
Net income attributable to Cal-Maine
Foods, Inc. $ 110,931 $ 109,986 $ 758,024 $ 132,650
Net income per common share:
Basic $ 2.28 $ 2.26 $ 15.58 $ 2.73
Diluted $ 2.27 $ 2.25 $ 15.52 $ 2.72
Weighted average shares outstanding:
Basic 48,689 48,622 48,648 48,581
Diluted 48,838 48,791 48,834 48,734

Cal-Maine Foods Reports Fourth Quarter and Fiscal 2023 Results

July 25,

2023
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
June 3, 2023 May 28, 2022
ASSETS
Cash and short-term investments $ 647,914 $ 174,513
Receivables, net 187,213 219,404
Inventories, net 284,418 263,316
Prepaid expenses and other current assets 5,380 4,286
Current assets 1,124,925 661,519
Property, plant and equipment, net 744,540 677,796
Other noncurrent assets 85,060 88,174
Total assets $ 1,954,525 $ 1,427,489
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 145,601 $ 148,018
Dividends payable 37,130 36,656
Current liabilities 182,731 184,674
Deferred income taxes and other liabilities 162,211 138,470
Stockholders' equity 1,609,583 1,104,345
Total liabilities and stockholders' equity $ 1,954,525 $ 1,427,489